Exhibit 99.1

	Investor Contact: Media Contact:	Jennifer Gordon (212) 536-8244 Lorrie Hecker (212) 536-8250
News Release

FOR IMMEDIATE RELEASE

HESS MIDSTREAM LP ANNOUNCES SIGNING OF ACCRETIVE $100 MILLION SPONSOR UNIT REPURCHASE

HOUSTON, March 12, 2024 — Hess Midstream LP (NYSE: HESM) (“Hess Midstream”), today announced the execution of a definitive agreement providing for the repurchase of approximately $100 million of Class B units by its subsidiary, Hess Midstream Operations LP, from affiliates of Hess Corporation and Global Infrastructure Partners, Hess Midstream’s sponsors (the “Sponsors”). The terms of the proposed unit repurchase transaction were unanimously approved by the Board of Directors of Hess Midstream’s general partner, based on the unanimous approval and recommendation of its conflicts committee composed solely of independent directors.

“We continue to execute unit repurchase transactions as part of our unique and differentiated financial strategy, which prioritizes shareholder returns and a strong balance sheet,” said Jonathan Stein, Chief Financial Officer of Hess Midstream. “Since the beginning of 2021 through this current transaction, we will have returned $1.65 billion to shareholders through ongoing unit repurchases from our Sponsors that have reduced the total unit count by over 20%. Following this unit repurchase, which is expected to provide immediate accretion to our shareholders, we expect to continue to have more than $1.25 billion of financial flexibility through 2026 that can be used to support potential incremental unit repurchases.”

Pursuant to the terms of the repurchase agreement, the repurchased units will be cancelled upon the closing of the unit repurchase transaction, which is expected to result in increased distributable cash flow per Class A share providing capacity for incremental distribution growth above Hess Midstream’s annual distribution target of at least 5% through 2026, consistent with Hess Midstream’s return of capital framework.

Unit Repurchase Summary

Hess Midstream Operations LP, Hess Midstream’s consolidated subsidiary, agreed to repurchase 2,816,901 Class B units of Hess Midstream Operations LP, equal to approximately 1.2% of the consolidated company, held by the Sponsors for an aggregate purchase price of approximately $100 million. The purchase price per Class B unit is $35.50, the closing price of the Class A shares on March 11, 2024. After completing the unit repurchase transaction, ownership of Hess Midstream on a consolidated basis will be approximately 35.4% for the public, 26.8% for Global Infrastructure Partners and 37.8% for Hess Corporation. The unit repurchase is anticipated to close on March 14, 2024. Hess Midstream expects to fund the unit repurchase through borrowings under its existing revolving credit facility.

About Hess Midstream

Hess Midstream LP is a fee-based, growth-oriented midstream company that owns, operates, develops and acquires a diverse set of midstream assets to provide services to Hess Corporation and third-party customers. Hess Midstream owns oil, gas and produced water handling assets that are primarily located in the Bakken and Three Forks Shale plays in the Williston Basin area of North Dakota. More information is available at www.hessmidstream.com.

Cautionary Note Regarding Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “anticipate,” “estimate,” “expect,” “forecast,” “guidance,” “could,” “may,” “should,” “would,” “believe,” “intend,” “project,” “plan,” “predict,” “will,” “target” and similar expressions identify forward-looking statements, which are not historical in nature. Our forward-looking statements may include, without limitation: our future financial and operational results, including our ability to increase our distributions or achieve our targeted distribution growth rate; our business strategy and profitability; the expected timing and completion of the Class B unit repurchase from the Sponsors; and our ability to execute future accretive opportunities, including incremental return of capital to shareholders and potential incremental unit repurchases.

Forward-looking statements are based on our current understanding, assessments, estimates and projections of relevant factors and reasonable assumptions about the future. Forward-looking statements are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from our historical experience and our current projections or expectations of future results expressed or implied by these forward-looking statements. The following important factors could cause actual results to differ materially from those in our forward-looking statements: the ability of Hess Corporation (“Hess”) and other parties to satisfy their obligations to us, including Hess’ ability to meet its drilling and development plans on a timely basis or at all, its ability to deliver its nominated volumes to us, and the operation of joint ventures that we may not control; our ability to generate sufficient cash flow to pay current and expected levels of distributions; reductions in the volumes of crude oil, natural gas, natural gas liquids (“NGLs”) and produced water we gather, process, terminal or store; the actual volumes we gather, process, terminal and store for Hess in excess of our minimum volume commitments and relative to Hess’ nominations; fluctuations in the prices and demand for crude oil, natural gas and NGLs; changes in global economic conditions and the effects of a global economic downturn or inflation on our business and the business of our suppliers, customers, business partners and lenders; our ability to comply with government regulations or make capital expenditures required to maintain compliance, including our ability to obtain or maintain permits necessary for capital projects in a timely manner, if at all, or the revocation or modification of existing permits; our ability to successfully identify, evaluate and timely execute our capital projects, investment opportunities and growth strategies, whether through organic growth or acquisitions; our ability to satisfy the closing conditions of the Class B unit repurchase; costs or liabilities associated with federal, state and local laws, regulations and governmental actions applicable to our business, including legislation and regulatory initiatives relating to environmental protection and health and safety, such as spills, releases, pipeline integrity and measures to limit greenhouse gas emissions and climate change; our ability to comply with the terms of our credit facility, indebtedness and other financing arrangements, which, if accelerated, we may not be able to repay; reduced demand for our midstream services, including the impact of weather or the availability of the competing third-party midstream gathering, processing and transportation operations; potential disruption or interruption of our business due to catastrophic events, such as accidents, severe weather events, labor disputes, information technology failures, constraints or disruptions and cyber-attacks; any limitations on our ability to access debt or capital markets on terms that we deem acceptable, including as a result of weakness in the oil and gas industry or negative outcomes within commodity and financial markets; liability resulting from litigation; risks and uncertainties associated with Hess’ proposed merger with Chevron Corporation; and other factors described in Item 1A—Risk Factors in our Annual Report on Form 10-K and any additional risks described in our other filings with the Securities and Exchange Commission.

As and when made, we believe that our forward-looking statements are reasonable. However, given these risks and uncertainties, caution should be taken not to place undue reliance on any such forward-looking statements since such statements speak only as of the date when made and there can be no assurance that such forward-looking statements will occur and actual results may differ materially from those contained in any forward-looking statement we make. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise.

Contacts

Investor Contact:

Jennifer Gordon

(212) 536-8244

Media Contact:

Lorrie Hecker

(212) 536-8250

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